SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange
                              Act of 1934


   Date of Report (Date of earliest event reported) February 6, 1998.


                          SEPRAGEN CORPORATION
         (Exact name of registrant as specified in its charter)



      California               0-25726               68-0073366
   (State or other           (Commission           (IRS Employer
   jurisdiction of          File Number)           Identification
    incorporation)                                      No.)



                         30689 Huntwood Avenue
                       Hayward, California 94544
           (Address of principal executive office, zip code)


  Registrant's telephone number, including area code:  (510) 476-0760


  (Former name or former address, if changed since last report):  N/A











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  Item 4

  Changes in Registrant's Certifying Accountant

            Effective Feburary 6, 1998, Grant Thornton LLP, was engaged as principal independent accountant for Sepragen Corporation.





                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized.

                                     SEPRAGEN CORPORATION


  Date: February 9, 1998             By:  /s/ Vinit Saxena
                                     Vinit  Saxena,  Chief   Executive
                                     Officer,   President,   Principal
                                     Financial  Officer  and  Chief
                                     Accounting Officer